                                                                    EXHIBIT 10.1



                               MODIFICATION NO. 1

                             TO THE CONTRACT BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                           LOCKHEED MARTIN CORPORATION


This Modification is effective the 25th day of February 2000.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:

o Revise ARTICLE 2 "EQUIPMENT AND SERVICES TO BE FURNISHED AND PRICES THEREFOR" to remove TBDs.

o Modify Exhibit B to EchoStar VII Spacecraft Performance Specification Doc#8575921 Rev. A in order to remove TBDs.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1) ARTICLE 2. EQUIPMENT AND SERVICES TO BE FURNISHED AND PRICES THEREFOR

Paragraph D. Option for additional CONUS Transmit Reflector and Feed System for Spot Beams for less than or equal to ten (10) degrees from 119 degrees W.L., delete the text of paragraph D in its entirety and replace it with:

D. Option for additional CONUS Transmit Reflector and Feed System for Spot Beams for less than or equal to ten (10) degrees from 119 degrees W. L. Buyer may exercise this option by providing Contractor authorization to proceed, at a specific orbital location, no later than forty (40) days after EDC. Additionally, Buyer shall have the option, exercisable in its discretion by providing written notice to Contractor, at any time until ten
     (10) months after EDC (or later if Buyer and Contractor mutually agree to an equitable adjustment, or to the deletion of testing as necessary in order to maintain schedule), to direct Contractor to commence integration and test of either the baseline antenna set or this Optional CONUS Transmit Reflector and Feed System for Spot Beams for installation on the Spacecraft, without affecting schedule. In the event Buyer desires to exercise this Option subsequent to the date(s) specified above, but prior to twenty-three (23) months following EDC, then the price for the Option and the Delivery schedule shall be subject to equitable adjustments. The Contractor shall use reasonable care to mitigate any impacts to the price and/or delivery schedule.

     If Buyer exercises this option, Contractor shall commence phases [CONFIDENTIAL INFORMATION OMITTED] below only following receipt of written notice from Buyer; such notice shall be provided at least thirty (30) days prior to the date shown in the schedule below for commencement of the relevant phase as adjusted for any delays, directing Contractor to commence that phase (Buyer recognizes that if it fails to provide written notice at least thirty (30) days prior to the date shown in the schedule below for commencement of any such phase, but subsequently elects to continue the extra antenna procurement effort, Contractor shall be entitled to an equitable adjustment). Buyer shall make payment to Contractor in the amounts set forth below within thirty (30) days after the option turn on and the commencement of each phase thereafter; provided that Contractor submits an invoice to Buyer no later than thirty (30) days prior to the applicable payment due date; provided further that if Contractor fails to timely submit an invoice to Buyer, then the applicable payment shall be due thirty (30) days after Buyer receives the relevant invoice. If Buyer does not direct that the procurement effort continue to the next phase, no further payments shall be due and Contractor shall not be obligated to continue with the work in this Option.

     Upon request, Contractor will provide Buyer with a schedule of work to be completed within the two month period following option turn on. Within forty five (45) days prior to the commencement date of each phase thereafter as adjusted for any delays, Contractor will provide Buyer with a schedule of work to be completed during that phase.

                                                         COMMENCEMENT DATE
                                                           OF EACH PHASE
                                                           (MONTHS AFTER
           PHASE NO.    PHASE       AMOUNT AUTHORIZED         TURN ON)
           ---------    -----       -----------------    ------------------

[CONFIDENTIAL INFORMATION OMITTED]

Paragraph E. Option for additional CONUS Transmit Reflector, Receive reflector and Feed System for Spot Beams for more than ten (10) degrees from 119 degrees W.L., delete the text of paragraph in its entirety and replace with:

E. Option for additional CONUS Transmit Reflector, Receive reflector and Feed System for Spot Beams for more than ten (10) degrees from 119 degrees W.L. Buyer may exercise this option by providing Contractor authorization to proceed, at a specific orbital location, no later than forty (40) days after EDC. Additionally, Buyer shall have the option, exercisable in its discretion by providing written notice to Contractor, at any time until ten
     (10) months after EDC (or later if Buyer and Contractor mutually agree to an equitable adjustment, or to the deletion of testing as necessary in order to maintain schedule), to direct Contractor to commence integration and test of either the baseline antenna set or this Optional CONUS Transmit Reflector, Receive reflector and Feed System for Spot Beams for installation on the Spacecraft, without affecting schedule. In the event Buyer desires to exercise this Option subsequent to the date(s) specified above, but prior to twenty-three (23) months following EDC, then the price for the Option and the Delivery schedule shall be subject to equitable adjustment. The Contractor shall use reasonable care to mitigate any impacts to the price and/or delivery schedule.

     If Buyer exercises this option, Contractor shall commence phases [CONFIDENTIAL INFORMATION OMITTED] below only following receipt of written notice from Buyer; such notice shall be provided at least thirty (30) days prior to the date shown in the schedule below for commencement of the relevant phase as adjusted for any delays, directing Contractor to commence that phase (Buyer recognizes that if it fails to provide written notice at least thirty (30) days prior to the date shown in the schedule below for commencement of any such phase, but subsequently elects to continue the extra antenna procurement effort, Contractor shall be entitled to an equitable adjustment). Buyer shall make payment to Contractor in the amounts set forth below within thirty (30) days after the option turn on and the commencement of each phase thereafter; provided that Contractor submits an invoice to Buyer no later than thirty (30) days prior to the applicable payment due date; provided further that if Contractor fails to timely submit an invoice to Buyer, then the applicable payment shall be due thirty (30) days after Buyer receives the relevant invoice. If Buyer does not direct that the procurement effort continue to the next phase, no further payments shall be due and Contractor shall not be obligated to continue with the work in this Option.

     Upon request, Contractor will provide Buyer with a schedule of work to be completed within the two month period following option turn on. Within forty five (45) days prior to the commencement date of each phase thereafter as adjusted for any delays, Contractor will provide Buyer with a schedule of work to be completed during that phase.

                                                         COMMENCEMENT DATE
                                                           OF EACH PHASE
                                                           (MONTHS AFTER
           PHASE NO.    PHASE       AMOUNT AUTHORIZED         TURN ON)
           ---------    -----       -----------------    ------------------

[CONFIDENTIAL INFORMATION OMITTED]

2) EXHIBIT B EchoStar VII Spacecraft Performance Specification Doc#8575921

Delete EXHIBIT B EchoStar VII Spacecraft Performance Specification Doc#8575921 in its entirety and replace with Echostar VII Spacecraft Performance Specification Doc#8575921 Rev. A.


IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.



ECHOSTAR ORBITAL CORPORATION                LOCKHEED MARTIN CORPORATION

By:                                         By:
   -------------------------------             ---------------------------------
   David K. Moskowitz                          Sandra McMahan
   Senior Vice President and                   Contracts Manager
   General Counsel

EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.



ECHOSTAR COMMUNICATIONS
CORPORATION



By:
   -------------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel

                               MODIFICATION NO. 2

                             TO THE CONTRACT BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                           LOCKHEED MARTIN CORPORATION


This Modification is effective the 28th day of February 2000.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:

o Modify Exhibit B to EchoStar VII Spacecraft Performance Specification Doc#8575921 Rev. A, to incorporate the mutually agreed upon changes to Regional Coverage EIRP for [CONFIDENTIAL INFORMATION REDACTED] as identified in Table 4A. SPECIFIED WORST CASE EIRPS FOR CITIES (REGIONAL COVERAGE)(120 Watt Operation Mode)

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1) EXHIBIT B  EchoStar VII Spacecraft Performance Specification Doc#8575921,

Delete TABLE 4A. SPECIFIED WORST CASE EIRPS FOR CITIES (REGIONAL COVERAGE) (120 Watt Operation Mode) page 27 of 67 in its entirety and replace with TABLE 4A. SPECIFIED WORST CASE EIRPS FOR CITIES (REGIONAL COVERAGE) (120 Watt Operation
Mode) 8575921, Rev.A, SCN: A1 dated February 28, 2000 page 27 of 67.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.



ECHOSTAR ORBITAL CORPORATION            LOCKHEED MARTIN CORPORATION





By:                                     By:
   ------------------------------          -------------------------------------
   David K. Moskowitz                      Sandra McMahan
   Senior Vice President and               Contracts Manager
   General Counsel


EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.



ECHOSTAR COMMUNICATIONS
CORPORATION





By:
   -------------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel

                               MODIFICATION NO. 3

                             TO THE CONTRACT BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                           LOCKHEED MARTIN CORPORATION




This Modification is effective the 17th day of May 2000.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:

o Modify Exhibit B the EchoStar VII Spacecraft Performance Specification Doc#8575921 Rev. A. This modification incorporates mutually agreed upon changes as identified in the attached Change Control Board (CCB) #290, dated May 10, 2000.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1) EXHIBIT B EchoStar VII Spacecraft Performance Specification Doc#8575921,

Delete EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. A in its entirety and replace with EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. B.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.



ECHOSTAR ORBITAL CORPORATION             LOCKHEED MARTIN CORPORATION





By:                                       By:
   -----------------------------             -----------------------------------
   David K. Moskowitz                        Sandra McMahan
   Senior Vice President and                 Contracts Manager
   General Counsel



EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.



ECHOSTAR COMMUNICATIONS
CORPORATION



By:
   ---------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel

                               MODIFICATION NO. 4

                             TO THE CONTRACT BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                           LOCKHEED MARTIN CORPORATION




This Modification is effective the 18st day of August 2000.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:

o Revise ARTICLE 4 "PAYMENT Paragraph B. SPACECRAFT PAYMENT PLAN" to move [CONFIDENTIAL INFORMATION OMITTED] milestone event within the "Milestone Payment Schedule for EchoStar VII Spacecraft."

o Revise ARTICLE 4 "PAYMENT Paragraph B. SPACECRAFT PAYMENT PLAN", to increase dollar amount for the milestone event "13 months after EDC" to include added price for the addition of a second command uplink frequency as identified in Change Control Board (CCB) #308, dated August 11, 2000.

o Modify Exhibit B the EchoStar VII Spacecraft Performance Specification Doc#8575921 Rev. B. This modification incorporates mutually agreed upon changes as identified in the attached Change Control Board (CCB) #308, dated August 11, 2000.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1) ARTICLE 4. PAYMENT

   Under Paragraph B. SPACECRAFT PAYMENT PLAN and within Milestone Payment Schedule for EchoStar VII Spacecraft, delete Milestone Description [CONFIDENTIAL INFORMATION OMITTED] and replace with [CONFIDENTIAL INFORMATION OMITTED]. Additionally, delete Milestone Description [CONFIDENTIAL INFORMATION OMITTED] and replace with [CONFIDENTIAL INFORMATION OMITTED].

2) ARTICLE 4. PAYMENT

   Paragraph B. SPACECRAFT PAYMENT PLAN, revise "Amount, $" for Milestone Description [CONFIDENTIAL INFORMATION OMITTED] from [CONFIDENTIAL INFORMATION OMITTED] to [CONFIDENTIAL INFORMATION OMITTED].

3) EXHIBIT B  EchoStar VII Spacecraft Performance Specification Doc#8575921,

Delete EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. B in its entirety and replace with EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. C.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.


ECHOSTAR ORBITAL CORPORATION             LOCKHEED MARTIN CORPORATION



By:                                      By:
   ----------------------------              ----------------------------------
   David K. Moskowitz                        Sandra McMahan
   Senior Vice President and                 Contracts Manager
   General Counsel





EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.



ECHOSTAR COMMUNICATIONS
CORPORATION





By:
   -------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel

                               MODIFICATION NO. 5

                             TO THE CONTRACT BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                           LOCKHEED MARTIN CORPORATION







This Modification is effective the 4th day of January 2001.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:

o Modify Exhibit B the EchoStar VII Spacecraft Performance Specification Doc#8575921 Rev. C. This modification incorporates mutually agreed upon changes as identified in the attached Change Control Board (CCB) Items No. 334 and No. 335, dated 12/15/00.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1) EXHIBIT B  EchoStar VII Spacecraft Performance Specification Doc#8575921

Delete EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. C in its entirety and replace with EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. D.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.



ECHOSTAR ORBITAL CORPORATION               LOCKHEED MARTIN CORPORATION





By:                                        By:
   -------------------------------            ----------------------------------
   David K. Moskowitz                         Sandra McMahan
   Senior Vice President and                  Contracts Manager
   General Counsel



EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.



ECHOSTAR COMMUNICATIONS
CORPORATION





By:
   ---------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel

                               MODIFICATION NO. 6

                            TO THE SATELLITE CONTRACT
                  (ECHOSTAR VII - 119 DEGREES WEST LONGITUDE)

                                     BETWEEN

                           LOCKHEED MARTIN CORPORATION

                                       AND

                          ECHOSTAR ORBITAL CORPORATION

                             DATED JANUARY 27, 2000


This Modification is effective the 1st day of February 2001.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") desires to procure certain risk management services for the Satellite from Lockheed Martin Corporation ("Contractor");

WHEREAS, Contractor is willing to provide such risk management services for the Satellite, and

WHEREAS, Buyer and Contractor therefore mutually agree to modify the subject Contract to:

o    Revise ARTICLE 2. EQUIPMENT AND SERVICES TO BE FURNISHED AND PRICES
     THEREFOR

o    Revise ARTICLE 3. DELIVERY SCHEDULE

o    Revise ARTICLE 4. PAYMENT

o    Revise ARTICLE 8. TITLE AND ASSUMPTION OF RISK

o    Revise ARTICLE 13. INDEMNIFICATION

o    Revise ARTICLE 17. TERMINATION FOR DEFAULT

o    Revise ARTICLE 32. SURVIVAL

o    Revise ARTICLE 33. INSURANCE

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1.   ARTICLE 2. EQUIPMENT AND SERVICES TO BE FURNISHED AND PRICES THEREFOR

     a.   Add a new Item 7 to Paragraph A, as follows:

          Item     Quantity       Description                     Total Price
          ----     --------       -----------                     -----------
           7.       1 Lot         Risk Management Services             *

     b.   Replace existing subparagraph (ii) of Paragraph A with the following:

          (ii) Does not include the price of Optional Items or Risk Management Services

     c.   Add the following immediately after subparagraph (ii) of Paragraph A:

     [CONFIDENTIAL INFORMATION OMITTED]

     d.   Add a new Paragraph H, as follows:

          H. Contractor shall perform the risk management services described in ARTICLE 33. INSURANCE.


2.   ARTICLE 3. DELIVERY SCHEDULE

     Add new Item in Paragraph B, as follows:

     Item              Description                        Delivery Date
     ----              -----------                        -------------
      7.               Risk Management Services           As provided in ARTICLE
                                                          33. INSURANCE.

3.   ARTICLE 4. PAYMENT

     Add a new Paragraph G, as follows:

     G. Buyer shall pay the premiums for all insurance procured by Contractor under ARTICLE 33. INSURANCE to Contractor in installments [CONFIDENTIAL INFORMATION OMITTED] days prior to the relevant due date for payment of the insurers; provided that, in the event that Buyer fails to pay any amount when due to Contractor under this Paragraph G, then Buyer shall be responsible for the payment of any corresponding late fees or penalties incurred by Contractor under the relevant insurance policy. Contractor shall use reasonable due diligence to assure an invoice is provided to Buyer on or about the same day Contractor receives the corresponding invoice from Contractor's insurance broker. Notwithstanding the above, Buyer shall make payments to Contractor at least [CONFIDENTIAL INFORMATION OMITTED] days prior to the due date of the corresponding premium payment to Contractor's broker.

4.   ARTICLE 8. TITLE AND ASSUMPTION OF RISK

     Replace the existing Paragraph C in its entirety with the following:

     C. EXCEPT WITH RESPECT TO WILLFUL MISCONDUCT OR GROSS NEGLIGENCE BY CONTRACTOR, UPON AND AFTER LAUNCH OF THE LAUNCH VEHICLE FOR THE SPACECRAFT, Contractor's sole financial risk, and THE sole and exclusive remedies OF buyer, with respect to THE USE OR PERFORMANCE OF THE SPACECRaFT, shall be as set forth in ArticleS 1(Paragraph C), 6, 13, 14, 15, 21 and 33.

     Add a new Paragraph D, as follows:

     D. In the event that Contractor places (as defined in Paragraph D of ARTICLE 33. INSURANCE) insurance coverage under ARTICLE 33. INSURANCE, then notwithstanding Paragraph A (1) of this ARTICLE, risk of loss or damage to the Spacecraft shall remain with Contractor for [CONFIDENTIAL INFORMATION OMITTED] and shall pass to Buyer upon the expiration thereof.

5.   ARTICLE 13. INDEMNIFICATION

     Replace the existing Paragraph B in its entirety with the following:

     B. Other than as provided in ARTICLES 1(Paragraph C), 6, 13, 14, 15, 21 and 33 upon and after Launch of the launch vehicle for the Spacecraft, Contractor shall not be liable to Buyer, customers of Buyer or their customers for any damages resulting from: (i) any loss or destruction of the Spacecraft; or (ii) failure of the Spacecraft or its subsystems to operate satisfactorily, except any such liabilities, losses and damages that are caused by the gross negligence or willful misconduct of Contractor. Buyer also agrees to cause its insurers to waive all right of subrogation against Contractor and its officers, agents, servants, subsidiaries and employees, subject to terms and conditions as are then customarily available regarding such waivers.

6.   ARTICLE 17. TERMINATION FOR DEFAULT

     Replace the existing Paragraph E in its entirety with the following:

     E. Absent gross negligence or willful misconduct, the remedies set forth in this ARTICLE, and ARTICLES 1 (Paragraph C), 6, 13, 14, 15, 21, 30 and 33 shall be the sole recourse to which Buyer is entitled, under paragraph 1 or paragraph 2 above, in the event of Contractor's default, and Contractor shall have no liability for special, indirect, incidental or consequential damages for lost profits or lost revenues.

7.   ARTICLE 32. SURVIVAL

     Replace the existing ARTICLE 32. SURVIVAL in its entirety with the following:

     The following ARTICLES shall survive the completion, expiration or termination of this Contract: ARTICLE 11. RIGHTS IN DATA; ARTICLE 12. PUBLIC RELEASE OF INFORMATION; ARTICLE 13. INDEMNIFICATION; ARTICLE 14. PATENT INDEMNITY; ARTICLE 15. INDEMNIFICATION FOR TAXES; ARTICLE 21. WARRANTY; ARTICLE 22. ARBITRATION; ARTICLE 23. APPLICABLE LAW; ARTICLE 25. DISCLOSURE AND USE OF INFORMATION BY THE PARTIES; ARTICLE 27. PERMITS AND LICENSES; ARTICLE 28. LIMITATION OF LIABILITY; ARTICLE 33. INSURANCE;
     ARTICLE 34. INTERPARTY WAIVER OF LIABILITY.

8.   ARTICLE 33. INSURANCE

[CONFIDENTIAL INFORMATION OMITTED]

9.   MISCELLANEOUS

     Except as expressly modified herein, the Contract shall remain in full force and effect in accordance with its terms and conditions. All capitalized terms not defined herein shall have the meaning ascribed to them in the Contract.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.

ECHOSTAR ORBITAL                              LOCKHEED MARTIN
CORPORATION                                   CORPORATION


By:                                           By:
   ------------------------------                -------------------------------
   David K. Moskowitz                            Sandra McMahan
   Senior Vice President and                     Contracts Manager
   General Counsel

EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.

ECHOSTAR COMMUNICATIONS
CORPORATION


By:
   --------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel

                               MODIFICATION NO. 7

                            TO THE SATELLITE CONTRACT
                   (ECHOSTAR VII - 119 DEGREES WEST LONGITUDE)

                                     BETWEEN

                           LOCKHEED MARTIN CORPORATION

                                       AND

                          ECHOSTAR ORBITAL CORPORATION

                             DATED JANUARY 27, 2000


This Modification is effective the 26th day of June 2001.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:

o    Modify Article 4.B.1. Spacecraft Payment Plan.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1.)  ARTICLE 4. B.1. SPACECRAFT PAYMENT PLAN

     a. Replace all references to[CONFIDENTIAL INFORMATION REDACTED] and [CONFIDENTIAL INFORMATION REDACTED] for Months after EDC 13, 15 and 17, under the table titled Milestone Payment Schedule for EchoStar VII, [CONFIDENTIAL INFORMATION REDACTED].

     b. Replace Milestone Description for Months after EDC 16 in its entirety with the following: [CONFIDENTIAL INFORMATION REDACTED].

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.

ECHOSTAR ORBITAL                           LOCKHEED MARTIN
CORPORATION                                CORPORATION


By:                                        By:
   ----------------------------                --------------------------------
   David K. Moskowitz                          Sandra McMahan
   Senior Vice President and                   Contracts Manager
   General Counsel

EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.

ECHOSTAR COMMUNICATIONS
CORPORATION


By:
   ---------------------------
   David K. Moskowitz
   Senior Vice President and
   General Counsel